UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2010

EDCI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34015	26-2694280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 East 44th Street, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

(646) 401-0084
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 3, 2010, EDCI Holdings, Inc. (“EDCI”), filed a Form 25 with the Securities and Exchange Commission (the “Commission”) to voluntarily withdraw its common stock from listing on the NASDAQ Stock Market and notify the Commission of its intention to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended.  EDCI’s filing of the Form 25 was based on current voting results indicating more than a majority of EDCI’s outstanding stock had been voted in favor of the reverse and forward stock split transactions that are scheduled to be voted on by EDCI’s stockholders at a special meeting of stockholders to be held on November 8, 2010.  The press release announcing the filing of the Form 25 is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated November 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI Holdings, Inc.
Date: November 3, 2010

	By:	/s/ Clarke H. Bailey
Printed Name: Clarke H. Bailey
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 3, 2010